Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	We have no practice or policy of coordinating or
timing the release of the Company information
around the grant dates of options or other equity
awards, and we have not timed the disclosure of
material non-public information for the purposes of
affecting the value of executive compensation. On
occasion, we grant equity awards outside of our
annual grant cycle for new hires, promotions,
recognition, retention or other purposes. These
“off cycle” awards are granted only on a limited
basis.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	we have not timed the disclosure of material non-public information for the purposes of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false